UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12.
DISRUPTIVE ACQUISITION CORPORATION I
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY MATERIALS - SUBJECT TO COMPLETION
DISRUPTIVE ACQUISITION CORPORATION I
A Cayman Islands Exempted Company
(Company Number 360183)
11501 Rock Rose Avenue, Suite 200
Austin, Texas 78758
NOTICE OF EXTRAORDINARY GENERAL MEETING OF DISRUPTIVE ACQUISITION CORPORATION I
To Be Held at     [a.m./p.m.] Eastern Time on    , 2023
TO THE SHAREHOLDERS OF DISRUPTIVE ACQUISITION CORPORATION I:
You are cordially invited to attend the extraordinary general meeting (the “Extraordinary General Meeting”) of Disruptive Acquisition Corporation I (“we,” “us,” “our,” “Disruptive” or the “Company”) to be held at      [a.m./p.m.] Eastern Time on     , 2023, or at such other time and on such other date to which the meeting may be adjourned or postponed. For the purposes of the Company’s amended and restated memorandum and articles of association (the “Articles”), the physical place of the meeting will be at 11501 Rock Rose Avenue, Suite 200, Austin, Texas 78758. The venue currently requires attendees to provide proof of vaccination. If you plan on attending in person, please e-mail      at least five business days prior to the Extraordinary General Meeting. However, in order to facilitate access for our shareholders, the Extraordinary General Meeting will be held in virtual meeting format and there is no requirement to attend the Extraordinary General Meeting in person. Shareholders will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person extraordinary general meeting. In particular, you can attend the Extraordinary General Meeting in person, or virtually vote, and submit questions via live audio webcast by visiting       and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the Extraordinary General Meeting.
The accompanying proxy statement (the “Proxy Statement”), is dated    , 2023, and is first being mailed to shareholders of the Company on or about    , 2023.
The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals:
•
a proposal, by special resolution, to amend the Articles pursuant to an amendment to the Articles in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment” and such proposal the “Extension Amendment Proposal”) to extend the date by which, if the Company has not consummated a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “business combination”), the Company must (i) cease all operations except for the purpose of winding up; (ii) redeem all of the Company’s Class A ordinary shares included as part of the units sold in the Company’s initial public offering (the “IPO”) that was consummated on March 26, 2021; and (iii) liquidate and dissolve, from March 26, 2023 (the “Original Termination Date”), to     (the “Extension,” and such later date, the “Extended Date”) or such earlier date as shall be determined by the Company’s board of directors (the “Board”) and publicly announced by the Company (the “Amended Termination Date”);

•
a proposal to approve by the affirmative vote of at least sixty-five percent (65%) of the outstanding Class A ordinary shares and Class B ordinary shares, voting together as a single class, the amendment of that certain investment management trust agreement, dated March 26, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B to the accompanying Proxy Statement (the “Trust Amendment”) to change the date on which Continental must commence liquidation of the trust account established in connection with the IPO (the “Trust Account”) to the earliest of (i) the Company’s completion of a business combination; (ii) the Extended Date and (iii) the Amended Termination Date (the “Trust Amendment Proposal”);

•
a proposal, by ordinary resolution, to ratify the appointment of Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm for the 2023 fiscal year (the “Auditor Ratification Proposal”);

i

•
a proposal, by ordinary resolution of the holders of our Class B ordinary shares, to reappoint Karen L. Finerman as a Class 1 director, with such director to serve until the third annual general meeting following this extraordinary general meeting and until her successor is appointed and qualified (the “Director Election Proposal”); and

•
a proposal, by ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Director Election Proposal (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

In addition, at the Extraordinary General Meeting our shareholders may discuss and ask questions about the Company’s affairs.
Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other.
Each of the Extension Amendment Proposal, the Trust Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.
The purpose of the Extension Amendment is to allow us more time to complete any proposed business combination. The Articles provide that we have until March 26, 2023 to complete a business combination. The Board believes that there will not be sufficient time before March 26, 2023 to hold an extraordinary general meeting for shareholder approval of any proposed business combination or to consummate any proposed business combination. Accordingly, the Board believes that in order to be able to consummate any proposed business combination, we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our shareholders to extend the date that we have to consummate a business combination to the Extended Date.
In connection with the Extension Amendment Proposal, holders (the “public shareholders”) of our Class A ordinary shares included as part of the units sold in the IPO (the “public shares”) may elect to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then-outstanding public shares, and which election we refer to as the “Election.” An Election can be made regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. The public shareholders may make an Election regardless of whether such public shareholders were holders as of the record date. Public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed a business combination by the Extended Date or the Amended Termination Date, as applicable. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, if the Extension is implemented and a public shareholder does not make an Election, they will retain the right to vote on any proposed business combination in the future and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such business combination, including interest (which interest shall be net of taxes payable), divided by the number of then-outstanding public shares, in the event any proposed business combination is completed. WE ARE NOT ASKING YOU TO VOTE ON ANY PROPOSED BUSINESS COMBINATION AT THIS TIME.
Based upon the amount in the Trust Account as of December 31, 2022, which was $     , we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $      at the time of the Extraordinary General Meeting. The closing price of the public shares on The Nasdaq Capital Market on    , 2023, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $     . We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

TO DEMAND REDEMPTION, PRIOR TO     [A.M./P.M.] EASTERN TIME ON    , 2023 (TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL OR TO DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN. THE REDEMPTION RIGHTS INCLUDE THE REQUIREMENT THAT A HOLDER MUST IDENTIFY ITSELF IN WRITING AS A BENEFICIAL HOLDER AND PROVIDE ITS LEGAL NAME, PHONE NUMBER AND ADDRESS TO CONTINENTAL IN ORDER TO VALIDLY REDEEM ITS SHARES.
If the Extension Amendment Proposal is not approved and we do not consummate a business combination by March 26, 2023, as contemplated by our IPO prospectus and in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses, and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our Class B ordinary shares (the “founder shares” and, together with the public shares, the “shares” or “ordinary shares”), including Disruptive Acquisition Sponsor I, LLC (our “Sponsor”), will not receive any monies held in the Trust Account as a result of their ownership of founder shares.
The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the issued and outstanding ordinary shares who, being present in person (including virtually) or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter, vote at the Extraordinary General Meeting.
The purpose of the Trust Amendment Proposal is that Continental shall commence liquidation of the Trust Account promptly upon the earliest of (i) the Company’s completion of a business combination; (ii) the Extended Termination Date; and (iii) the Amended Termination Date.
The approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the then issued and outstanding Class A ordinary shares and Class B ordinary shares, voting together as a single class.
The purpose of the Auditor Ratification Proposal is to ratify the selection by our audit committee (the “Audit Committee”) of Marcum to serve as the Company’s independent registered public accounting firm for the year ended December 31, 2023.
The approval of the Auditor Ratification Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes are considered present for the purposes of a quorum but are not counted as votes cast and will therefore have no effect on the outcome of this proposal.
The purpose of the Director Election Proposal is to elect a director to serve as a Class I director on the Board.
The approval of the Director Election Proposal requires the affirmative vote of the holders of a majority of the issued and outstanding Class B ordinary shares entitled to vote and actually cast thereon at the Extraordinary General Meeting.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Extraordinary General Meeting to a later date or dates if we determine that more time is necessary to effectuate the Extension Amendment. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of any other proposal.
The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the issued and outstanding ordinary shares who, being present in person (including virtually) or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter, vote at the Extraordinary General Meeting.
The Board has fixed the close of business on     , 2023, as the record date for determining the shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof.
After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Trust Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal and, if presented, the Adjournment Proposal, are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.
Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Trust Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal, the Adjournment Proposal and the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to read this material carefully and vote your ordinary shares.
     , 2023
By Order of the Board of Directors

Alexander J. Davis
Chief Executive Officer and Chairman
Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Extraordinary General Meeting. If you are a shareholder of record, you may also cast your vote in person at the Extraordinary General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will mean that your ordinary shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.
Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on    , 2023: This notice of extraordinary general meeting and the accompanying Proxy Statement are available at    .

v

PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION

DISRUPTIVE ACQUISITION CORPORATION I
A Cayman Islands Exempted Company
(Company Number 360183)
11501 Rock Rose Avenue, Suite 200
Austin, Texas 78758
EXTRAORDINARY GENERAL MEETING OF DISRUPTIVE ACQUISITION CORPORATION I
To Be Held at    [a.m./p.m.] Eastern Time on    , 2023
PROXY STATEMENT
The extraordinary general meeting (the “Extraordinary General Meeting”) of Disruptive Acquisition Corporation I (“we,” “us,” “our,” “Disruptive” or the “Company”) will be held at      [a.m./p.m.] Eastern Time on     , 2023, or at such other time and on such other date to which the meeting may be adjourned or postponed. For the purposes of the Company’s amended and restated memorandum and articles of association (the “Articles”), the physical place of the meeting will be at 11501 Rock Rose Avenue, Suite 200, Austin, Texas 78758. The venue currently requires attendees to provide proof of vaccination. If you plan on attending in person, please e-mail      at least five business days prior to the Extraordinary General Meeting. However, in order to facilitate access for our shareholders, the Extraordinary General Meeting will be held in virtual meeting format and there is no requirement to attend the Extraordinary General Meeting in person. Shareholders will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person extraordinary general meeting. In particular, you can attend the Extraordinary General Meeting in person or virtually vote and submit questions via live audio webcast by visiting        and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the Extraordinary General Meeting.
The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals:
•
a proposal, by special resolution, to amend the Articles pursuant to an amendment to the Articles in the form set forth in Annex A (the “Extension Amendment” and such proposal the “Extension Amendment Proposal”) to extend the date by which, if the Company has not consummated a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “business combination”), the Company must (i) cease all operations except for the purpose of winding up; (ii) redeem all of the Company’s Class A ordinary shares included as part of the units sold in the Company’s initial public offering (the “IPO”) that was consummated on March 26, 2021; and (iii) liquidate and dissolve, from March 26, 2023 (the “Original Termination Date”), to (the “Extension,” and such later date, the “Extended Date”) or such earlier date as shall be determined by the Company’s board of directors (the “Board”) and publicly announced by the Company (the “Amended Termination Date”);

•
a proposal to approve by the affirmative vote of at least sixty-five percent (65%) of the outstanding Class A ordinary shares and Class B ordinary shares, voting together as a single class the amendment of that certain investment management trust agreement, dated March 26, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B (the “Trust Amendment”) to change the date on which Continental must commence liquidation of the trust account established in connection with the IPO (the “Trust Account”) to the earliest of (i) the Company’s completion of a business combination, (ii) the Extended Date and (iii) the Amended Termination Date (the “Trust Amendment Proposal”);

•
a proposal, by ordinary resolution, to ratify the appointment of Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm for the 2023 fiscal year (the “Auditor Ratification Proposal”);

•
a proposal, by ordinary resolution of the holders of our Class B ordinary shares, to reappoint Karen L. Finerman as a Class 1 director, with such director to serve until the third annual general meeting following this extraordinary general meeting and until her successor is appointed and qualified (the “Director Election Proposal”); and

•
a proposal, by ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Director Election Proposal (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

In addition, at the Extraordinary General Meeting our shareholders may discuss and ask questions about the Company’s affairs.
The purpose of the Extension Amendment is to allow us more time to complete any proposed business combination. The Articles provide that we have until March 26, 2023, to complete a business combination. The Board believes that there will not be sufficient time before March 26, 2023, to hold an extraordinary general meeting for shareholder approval of any proposed business combination or to consummate any proposed business combination. Accordingly, the Board believes that in order to be able to consummate any proposed business combination, we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our shareholders to extend the date that we have to consummate a business combination to the Extended Date.
Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. We will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.
In connection with the Extension Amendment Proposal, holders (the “public shareholders”) of our Class A ordinary shares included as part of the units sold in the IPO (the “public shares”) may elect to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then-outstanding public shares, and which election we refer to as the “Election.” An Election can be made regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. The public shareholders may make an Election regardless of whether such public shareholders were holders as of the record date. Public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed a business combination by the Extended Date or the Amended Termination Date, as applicable. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, if the Extension is implemented and a public shareholder does not make an Election, they will retain the right to vote on any proposed business combination in the future and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such business combination, including interest (which interest shall be net of taxes payable), divided by the number of then-outstanding public shares, in the event any proposed business combination is completed. WE ARE NOT ASKING YOU TO VOTE ON ANY PROPOSED BUSINESS COMBINATION AT THIS TIME.
The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $         that was in the Trust Account as of December 31, 2022. In such event, we may need to obtain additional funds to complete any proposed business combination.
If the Extension Amendment Proposal is not approved and we do not consummate a business combination by March 26, 2023, as contemplated by our IPO prospectus and in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses, and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our Class B ordinary shares (the “founder shares” and, together with the public shares, the “shares” or “ordinary shares”), including Disruptive Acquisition Sponsor I, LLC (our “Sponsor”), will not receive any monies held in the Trust Account as a result of their ownership of founder shares.
Based upon the amount in the Trust Account as of December 31, 2022, which was $          , we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $    at the time of the Extraordinary General Meeting. The closing price of the public shares on The Nasdaq Capital Market (“Nasdaq”) on     , 2023, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $     . We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.
Approval of the Extension Amendment Proposal will constitute consent for us to instruct the trustee to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then-outstanding public shares and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds will remain in the Trust Account and will be available for use by us in connection with consummating any proposed business combination on or before the Extended Date or the Amended Termination Date, as applicable. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on any business combination through the Extended Date if the Extension Amendment Proposal is approved.
The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the issued and outstanding ordinary shares who, being present in person (including virtually) or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter, vote at the Extraordinary General Meeting.
The purpose of the Trust Amendment Proposal is that Continental shall commence liquidation of the Trust Account promptly upon the earliest of (i) the Company’s completion of a business combination; (ii) the Extended Termination Date; and (iii) the Amended Termination Date.
The approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the then issued and outstanding Class A ordinary shares and Class B ordinary shares, voting together as a single class.
The purpose of the Auditor Ratification Proposal is to ratify the selection by our audit committee (the “Audit Committee”) of Marcum to serve as the Company’s independent registered public accounting firm for the year ended December 31, 2023.
The approval of the Auditor Ratification Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the issued and outstanding ordinary shares who, being present in person (including virtually) or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter, vote at the Extraordinary General Meeting. Abstentions and broker non-votes are considered present for the purposes of a quorum but are not counted as votes cast and will therefore have no effect on the outcome of this proposal.
The purpose of the Director Election Proposal is to elect a director to serve as a Class I director on the Board.
The approval of the Director Election Proposal requires the affirmative vote of the holders of a majority of the issued and outstanding Class B ordinary shares entitled to vote and actually cast thereon at the Extraordinary General Meeting.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Extraordinary General Meeting to a later date or dates if we determine that more time is necessary to effectuate the Extension Amendment. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of any other proposal.
The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the issued and outstanding ordinary shares who, being present in person (including virtually) or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter, vote at the Extraordinary General Meeting.
The Board has fixed the close of business on     , 2023, as the record date for determining the shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof. On the record date of the Extraordinary General Meeting, there were 34,375,000 ordinary shares outstanding, of which 27,500,000 were public shares and 6,875,000 were founder shares. The founder shares carry voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal and the Adjournment Proposal, and we have been informed by our Sponsor and our directors, which hold all 6,875,000 founder shares in the aggregate, that they intend to vote in favor of the Extension Amendment Proposal, the Trust Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal and the Adjournment Proposal.
Pursuant to our amended and restated articles of association, until the closing of our initial business combination, only holders of our Class B ordinary shares can appoint or remove directors. Therefore, only holders of Class B ordinary shares will vote on the Director Election Proposal. The appointment of a director nominee requires the affirmative vote (in person or by proxy) of the holders of a majority of the then issued and outstanding Class B ordinary shares entitled to vote and actually cast thereon at the Extraordinary General Meeting, and our Sponsor has informed us that it intends to vote in favor of the Director Election Proposal.
This Proxy Statement contains important information about the Extraordinary General Meeting and the proposals. Please read it carefully and vote your shares.
We will pay for the entire cost of soliciting proxies. We have engaged D.F. King & Co., Inc. (“D.F. King”), to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay D.F. King a fee of $15,000. We will also reimburse D.F. King for reasonable out-of-pocket expenses and will indemnify D.F. King and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, New York 10005
Banks and Brokers Call Collect: (212) 269-5550
All Others Call Toll-Free: (888) 540-8736
Email: DISA@dfking.com
This Proxy Statement is dated      , 2023 and is first being mailed to shareholders on or about     , 2023.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.
Q.	Why am I receiving this Proxy Statement?
A. We are a blank check company incorporated on December 29, 2020, as a Cayman Islands exempted company and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. On March 26, 2021, we consummated our IPO of 25,000,000 units at $10.00 per unit, generating gross proceeds of $250,000,000. Substantially concurrently with the closing of the IPO, we completed the private sale of 7,000,000 private placement warrants, at a price of $1.50 per private placement warrant, to our Sponsor, generating gross proceeds of $7,000,000. On May 5, 2021, the underwriters of the IPO purchased an additional 2,500,000 units pursuant to the partial exercise of their over-allotment option (the “Over-Allotment Option”). The units were sold at an offering price of $10.00 per unit, generating additional gross proceeds of $25,000,000. In connection with the partial exercise of the Over-Allotment Option, our Sponsor purchased an additional 333,333 private placement warrants at $1.50, which generated an additional $500,000 in gross proceeds. Like many blank check companies, our Articles provide for the return of the funds held in the Trust Account to the public shareholders if there is no qualifying business combination(s) consummated on or before a certain date (in our case, March 26, 2023). The Board has determined that it is in the best interests of our shareholders to extend the date that we have to consummate a business combination to the Extended Date or the Amended Termination Date, as applicable, in order to allow us more time to complete a business combination.
Q.	What is being voted on?
A. You are being asked to vote on:
•
 a proposal to amend the Articles, in the form set forth in Annex A hereto, to extend the date by which the Company has to consummate a business combination to the Extended Date or the Amended Termination Date, as applicable;

•
a proposal to amend the Trust Agreement, in the form set forth in Annex B hereto, to change the date on which Continental must commence liquidation of the Trust Account from (A) the earlier of the Company’s completion of a business combination and the Original Termination Date to (B) the earliest of (i) the Company’s completion of a business combination, (ii) the Extended Date and (iii) the Amended Termination Date;

•	a proposal to ratify to the appointment of Marcum as the Company’s independent registered public accounting firm for fiscal year 2023;
•
 a proposal to reappoint Karen L. Finerman as a Class 1 director, with such director to serve until the third annual general meeting following this extraordinary general meeting and until her successor is appointed and qualified; and

•
 a proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Trust Amendment Proposal, the Auditor Ratification Proposal or the Director Election Proposal.

If the Extension Amendment Proposal is approved, the approval of the Extension Amendment Proposal will constitute consent for us to remove the Withdrawal Amount from the Trust Account and deliver to the holders of redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of the funds will remain in the Trust Account and will be available for our use in connection with consummating a business combination on or before the Extended Date.
We will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.
If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the

Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $        that was in the Trust Account as of December 31, 2022. In such event, we may need to obtain additional funds to complete any proposed business combination.
If the Extension Amendment Proposal is not approved and we do not consummate a business combination by March 26, 2023, as contemplated by our IPO prospectus and in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses, and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a business combination by March 26, 2023. In the event of a liquidation, holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.
In addition, at the Extraordinary General Meeting our shareholders may discuss and ask questions about the Company’s affairs.
Q.	Why is the Company proposing the Extension Amendment Proposal?
A. Our Articles provide for the return of the funds held in the Trust Account to the holders of public shares if there is no qualifying business combination(s) consummated on or before March 26, 2023. As we explain below, we may not be able to complete a business combination by that date.
The Board believes that there will not be sufficient time before March 26, 2023, to hold an extraordinary general meeting for shareholder approval of any proposed business combination or to consummate any proposed business combination. Accordingly, the Board believes that in order to be able to consummate any proposed business combination, we will need to obtain the Extension.
Accordingly, the Board is proposing the Extension Amendment Proposal to amend our Articles in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a business combination; or (ii) if we fail to consummate a business combination, (A) cease all operations except for the purpose of winding up, (B) redeem all of the Company’s public shares and (C) liquidate and dissolve.
Q.	Why should I vote “FOR” the Extension Amendment Proposal?
A. Our Articles provide that if our shareholders approve an amendment to our Articles (A) to modify the substance or timing of our obligation to redeem 100% of our public shares if we do not complete a business combination before March 26, 2023, or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity, we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares. We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the time frame contemplated by the Articles.
The Board believes, however, that given our expenditure of time, effort and money on a proposed business combination, circumstances warrant providing those who believe a proposed business combination is an attractive investment with an opportunity to consider such transaction, inasmuch as we are also affording shareholders who wish to redeem their public shares the opportunity to do so, as required under the Articles. If you do not elect to redeem your public shares, you will retain the right to vote on any business combination in the future and the right to redeem your public shares in connection with such business combination.
The Board recommends that you vote in favor of the Extension Amendment Proposal.

Q.	Why should I vote “FOR” the Trust Amendment Proposal?
A. As discussed above, the Board believes the opportunity to complete a business combination is in the best interests of the shareholders. The purpose of the Trust Amendment Proposal is that Continental shall commence liquidation of the Trust Account promptly upon the earliest of (i) the Company’s completion of a business combination, (ii) the Extended Date and (iii) the Amended Termination Date. In addition, approval of the Trust Amendment Proposal is a condition to the implementation of the Extension Amendment Proposal.
After careful consideration of all relevant factors, including, but not limited to, the conclusion that it is unlikely that the Company would be able to complete a business combination before the Original Termination Date, the Board has determined that the Trust Amendment Proposal is in your best interests and recommends that you vote or give instruction to vote in favor of the Trust Amendment Proposal.
Q.	How does the Board recommend that I vote on the Director Election Proposal and the Auditor Ratification Proposal?
A. The Board recommends that you vote in favor of the Director Election Proposal and in favor of the Auditor Ratification Proposal.
Q.	How do the Company insiders intend to vote their shares?
A. Our Sponsor and directors own an aggregate of 6,875,000 founder shares. Such founder shares represent 20% of our issued and outstanding ordinary shares.
The founder shares carry voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal and the Adjournment Proposal, and we have been informed by our Sponsor that it intends to vote in favor of the Extension Amendment Proposal, the Trust Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal and the Adjournment Proposal.
In addition, our Sponsor, directors, officers, advisors or any of their affiliates may purchase public shares in privately negotiated transactions or in the open market prior to the Extraordinary General Meeting. None of our Sponsor, directors, officers, advisors or any of their affiliates have current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase public shares in such transactions. Any such purchases that are completed after the record date for the Extraordinary General Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the resolutions to be put to the Extraordinary General Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment Proposal.
Q.	What vote is required to adopt the Extension Amendment Proposal?
A. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the issued and outstanding ordinary shares who, being present in person (including virtually) or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter, vote at the Extraordinary General Meeting.
Q.	What vote is required to adopt the Trust Amendment Proposal?
A. The approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the then issued and outstanding Class A ordinary shares and Class B ordinary shares, voting together as a single class.
Q.	What vote is required to adopt the Auditor Ratification Proposal?
A. The approval of the Auditor Ratification Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the issued and outstanding ordinary shares who, being present in person (including virtually) or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter, vote at the Extraordinary General Meeting. Abstentions and broker non-votes are considered present for the purposes of a quorum but are not counted as votes cast and will therefore have no effect on the outcome of this proposal.
Q.	What vote is required to adopt the Director Election Proposal?
A. The appointment of a director nominee requires the affirmative vote (in person or by proxy) of the holders of a majority of the outstanding Class B ordinary shares entitled to vote and actually cast thereon at the Extraordinary General Meeting, and our Sponsor has informed us that it intends to vote in favor of the Director Election Proposal.
Q.	What vote is required to approve the Adjournment Proposal?
A. The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.
Q.	What if I do not want to vote “FOR” the Extension Agreement Proposal?
A. If you do not want the Extension Amendment Proposal to be approved, you must vote “AGAINST” the proposal. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Amendment Proposal.
An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.
Q.	What happens if the Extension Amendment Proposal is not approved?
A. If the Extension Amendment Proposal is not approved and we do not consummate a business combination by March 26, 2023, as contemplated by our IPO prospectus and in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses, and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.
Q.	If the Extension Amendment Proposal is approved, what happens next?
A. Upon approval of the Extension Amendment Proposal by the requisite number of votes, the amendments to our Articles that are set forth in Annex A hereto will become effective. We will remain a reporting company under the Securities Exchange Act of 1934 (the “Exchange Act”) and our units, public shares and warrants will remain publicly traded.
If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our ordinary shares held by our Sponsor as a result of its ownership of the founder shares.

If the Extension Amendment Proposal is approved but we do not complete a business combination by the Extended Date or the Amended Termination Date, as applicable, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses, and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.
Q.	What happens to the Company warrants if the Extension Amendment Proposal is not approved?
A. If the Extension Amendment Proposal is not approved and we have not consummated a business combination by March 26, 2023, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses, and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.
Q.	What happens to the Company warrants if the Extension Amendment Proposal is approved?
A. If the Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate any proposed business combination until the Extended Date. The public warrants will remain outstanding and only become exercisable 30 days after the completion of a business combination, provided we have an effective registration statement under the Securities Act of 1933 (the “Securities Act”) covering the ordinary shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).
Q.	Are the proposals conditioned on one another?
A. Each of the Extension Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of the other. None of the remaining proposals is conditioned upon the approval of any other proposal. If, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are insufficient votes from the holders of our shares to approve the Extension Amendment Proposal and/or the Trust Amendment Proposal, the Company may move to adjourn the Extraordinary General Meeting to such later date or dates to permit further solicitation and vote of proxies. The Company also reserves the right to move to adjourn the Extraordinary General Meeting sine die in the event that the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal, the Trust Amendment Proposal or any other proposal. In those events, at the Extraordinary General Meeting the Company will ask its shareholders to vote only upon the Adjournment Proposal and not on any other proposal. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved at the Extraordinary General Meeting, the Adjournment Proposal will not be presented.

Q.
If I do not exercise my redemption rights now, would I still be able to exercise my redemption rights in connection with any future initial business combination, including any proposed business combination?

A. Unless you elect to redeem your shares at this time, you will be able to exercise redemption rights in respect of any future business combination, including any proposed business combination, subject to any limitations set forth in our Articles.
Q.	How do I change my vote?
A. You may change your vote by sending a later-dated, signed proxy card to Disruptive Acquisition Corporation I, 11501 Rock Rose Avenue, Suite 200, Austin, Texas 78758, so that it is received prior to the Extraordinary General Meeting or by attending the Extraordinary General Meeting in person and voting. You also may revoke your proxy by sending a notice of revocation to the same address, which must be received prior to the Extraordinary General Meeting.
Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Extraordinary General Meeting and vote at the Extraordinary General Meeting, you must bring to the Extraordinary General Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.
Q.	How are votes counted?
A. Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes.
The Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the issued and outstanding ordinary shares who, being present in person (including virtually) or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter, vote at the Extraordinary General Meeting. Accordingly, a Company shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting means that such shareholder’s ordinary shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.
The approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the then issued and outstanding Class A ordinary shares and Class B ordinary shares, voting together as a single class. Accordingly, a Company shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting means that such shareholder’s ordinary shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.
The approval of the Auditor Ratification Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the issued and outstanding ordinary shares who, being present in person (including virtually) or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter, vote at the Extraordinary General Meeting. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.
The approval of the Director Election Proposal requires the affirmative vote (in person or by proxy) of the holders of a majority of the then issued and outstanding Class B ordinary shares entitled to vote and actually cast thereon at the Extraordinary General Meeting. Accordingly, a Company shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting means that such shareholder’s ordinary shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.
The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the issued and outstanding ordinary shares who, being present in person (including virtually) or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter, vote at the Extraordinary General Meeting. Accordingly, a Company shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting will not be counted towards the number of ordinary shares required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.
Q.	If my shares are held in “street name,” will my broker automatically vote them for me?
A. No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.
Q.	What is a quorum requirement?
A. A quorum of our shareholders is necessary to hold a valid Extraordinary General Meeting. A quorum will be present at the Extraordinary General Meeting if the holders of a majority of the issued and outstanding ordinary shares entitled to vote at the Extraordinary General Meeting are represented in person or by proxy. As of the record date for the Extraordinary General Meeting, the holders of at least 17,187,001 ordinary shares would be required to achieve a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Extraordinary General Meeting. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting. In the absence of a quorum, the chairman of the meeting has power to adjourn the Extraordinary General Meeting.
Q.	Who can vote at the Extraordinary General Meeting?
A. Only holders of record of our ordinary shares at the close of business on     , 2023, are entitled to have their vote counted at the Extraordinary General Meeting and any adjournments or postponements thereof. On this record date, 34,375,000 ordinary shares were outstanding and entitled to vote.
Shareholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental, then you are a shareholder of record. As a shareholder of record, you may vote in person at the Extraordinary General Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.
Q.
Does the board recommend voting for the approval of the Extension Amendment Proposal, the Trust Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal and, if presented, the Adjournment Proposal?

A. Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that the Extension Amendment Proposal, the Trust Amendment Proposal, the Auditor Ratification Proposal, the

Director Election Proposal and, if presented, the Adjournment Proposal, are in the best interests of the Company and its shareholders. The board recommends that our shareholders vote “FOR” the Extension Amendment Proposal, the Trust Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal and, if presented, the Adjournment Proposal.
Q.	What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?
A. Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include (i) in the case of the Sponsor, ownership of founder shares and warrants that may become exercisable in the future, (ii) in the event any funds are loaned to fund working capital deficiencies or finance transaction costs in connection with any proposed business combination, loans by them, a portion of which may not be repaid in the event of our winding up and (iii) the possibility of future compensatory arrangements. See the sections entitled “Proposal No. 1 – The Extension Amendment Proposal—Interests of our Sponsor, Directors and Officers” and “Proposal No. 2 – The Trust Amendment Proposal—Interests of our Sponsor, Directors and Officers” elsewhere in this Proxy Statement.
Q.	Do I have appraisal rights if I object to the Extension Amendment Proposal?
A. Our shareholders do not have appraisal rights in connection with the Extension Amendment Proposal under Cayman Islands law.
Q.	What do I need to do now?
A. We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.
Q.	How do I vote?
A. If you are a holder of record of our ordinary shares, you may vote in person at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary General Meeting and vote in person if you have already voted by proxy.
If your ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.
Q.	How do I redeem my ordinary shares?
A. Each of our public shareholders who are not founders, officers or directors may submit an election that, if the Extension is implemented, such public shareholder elects to redeem all or a portion of such public shareholder’s public shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares. You will also be able to redeem your public shares in connection with any business combination, or if we have not consummated a business combination by the Extended Date or the Amended Termination Date, as applicable.
In order to tender your ordinary shares for redemption, you must elect either to physically tender your share certificates to Continental, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn:     , or to deliver your shares to the transfer agent electronically using DTC’s DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender your ordinary shares in the manner described above prior to      [a.m./p.m.] Eastern Time on     , 2023 (two business days before the Extraordinary General Meeting). The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

Q.	What should I do if I receive more than one set of voting materials?
A. You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.
Q.	Who is paying for this proxy solicitation?
A. We will pay for the entire cost of soliciting proxies. We have engaged D.F. King to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay D.F. King a fee of $15,000. We will also reimburse D.F. King for reasonable out-of-pocket expenses and will indemnify D.F. King and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
Q.	Who can help answer my questions?
A. If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor:
D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, New York 10005
Banks and Brokers Call Collect: (212) 269-5550
All Others Call Toll-Free: (888) 540-8736
Email: DISA@dfking.com
If you have questions regarding the certification of your position or delivery of your ordinary shares, please contact:
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attention:
E-mail:
You may also obtain additional information about us from documents we file with the U.S. Securities and Exchange Commission (the “SEC”) by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS
This Proxy Statement and the documents to which we refer you in this Proxy Statement contain “forward-looking statements” as that term is defined by the Private Securities Litigation Reform Act of 1995 and the federal securities laws. Any statements that do not relate to historical or current facts or matters are forward-looking statements. You can identify some of the forward-looking statements by the use of forward-looking words such as “anticipate,” “believe,” “plan,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would,” “may” and other similar expressions, although not all forward-looking statements contain these identifying words. There can be no assurance that actual results will not materially differ from expectations. Such statements include, but are not limited to, any statements relating to our ability to consummate a business combination, and any other statements that are not statements of current or historical facts. These forward-looking statements are based on information available to the Company as of the date of the proxy materials and current expectations, forecasts and assumptions and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made. These forward-looking statements involve a number of known and unknown risks and uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:
•	the Company’s ability to effect the Extension Amendment Proposal and the Trust Amendment Proposal or consummate a business combination;
•	unanticipated delays in the distribution of the funds from the Trust Account;
•	claims by third parties against the Trust Account; or
•	the Company’s ability to finance and consummate a business combination.
You should carefully consider these risks, in addition to the risk factors set forth in our other filings with the SEC, including the final prospectus related to the IPO dated March 23, 2021 (File No. 333-253971), the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and the Company’s subsequently filed Quarterly Reports on Form 10-Q. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

RISK FACTORS
You should consider carefully all of the risks described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports we file with the SEC before making a decision with respect to any of the proposals included in this Proxy Statement or making an investment decisions regarding our securities. Furthermore, if any of the following events occur, our business and financial condition may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
If we are deemed to be an investment company for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”), we may be forced to abandon our efforts to complete a business combination and instead be required to liquidate the Company. To mitigate the risk of that result, on or about the 24-month anniversary of the effective date of the registration statement relating to the IPO, we may instruct Continental to liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in cash. As a result, following such change (if made), we will likely receive minimal, if any, interest, on the funds held in the Trust Account, which would reduce the dollar amount that our public shareholders would have otherwise received upon any redemption or liquidation of the Company if the assets in the Trust Account had remained in U.S. government securities or money market funds.
On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”), relating, among other things, to circumstances in which SPACs such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a business combination transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a business combination no later than 18 months after the effective date of the registration statement for its initial public offering. The company would then be required to complete its initial business combination no later than 24 months after the date of the registration statement for its initial public offering.
There is currently uncertainty concerning the applicability of the Investment Company Act to a special purpose acquisition company (a “SPAC”), including a company like ours, which does not complete its initial business combination within the proposed time frame set forth in the proposed safe harbor rule. As indicated above, we completed the IPO in March 2021 and have operated as a blank check company searching for a target business with which to consummate a business combination since such time (or approximately 22 months after the effective date of the IPO, as of the date of this Proxy Statement). As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete a business combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants or rights following such a transaction, and our warrants or rights would expire worthless.
The funds in the Trust Account have, since the IPO, been held only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. As of December 31, 2022, amounts held in trust account included approximately $    of accrued interest. To mitigate the risk of us being deemed to have been operating as an unregistered investment company under the Investment Company Act, we may, on or about the 24-month anniversary of the effective date of the registration statement relating to the IPO, or March 26, 2022, instruct Continental to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash (i.e., in one or more bank accounts) until the earliest of the Company’s completion of a business combination, the Extended Date, or the Amended Termination Date, as applicable. Following such liquidation of the assets in the Trust Account, we would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public shareholders would have otherwise received upon any redemption or liquidation of the Company if the assets in the trust account had remained in U.S. government securities or money market funds. This means that the amount available for redemption would not increase in the future, and those shareholders who elect not to redeem all or a portion of their public shares in connection with the approval of the Extension Amendment Proposal would receive no more than the same per share amount, without additional interest, if they redeemed all or a portion of their public shares in connection with a business combination or if the Company is liquidated in the future, in each case as compared with the per share amount they would have received if they had redeemed all or a portion of their public shares in connection with the approval of the Extension Amendment Proposal.
In addition, even prior to the 24-month anniversary of the effective date of the registration statement relating to the IPO, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary of the effective date of the registration statement relating to the IPO, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate.
There are no assurances that the Extension will enable us to complete a business combination.
Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that a business combination will be consummated prior to the Extended Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control.
We are required to offer public shareholders the opportunity to redeem their public shares in connection with the Extension Amendment, and we will be required to offer such shareholders redemption rights again in connection with any shareholder vote to approve a business combination. Even if the Extension or a business combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate the a business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and a business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.
We may not be able to complete a business combination with certain potential target companies if a proposed transaction with the target company may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.
Our Sponsor, Disruptive Acquisition Sponsor I, LLC, is a Delaware limited liability company and is not controlled by, and does not have substantial ties with, a non-U.S. person. However, the Company could become a foreign person if a foreign investor acquires a significant interest in the Company and is viewed as having the ability to exercise control over the Company.
Certain acquisitions or business combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit a business combination to be consummated with us, we may not be able to consummate a business combination with such target. In addition, regulatory considerations may decrease the pool of potential target companies we may be willing or able to consider.
Among other things, the U.S. Federal Communications Act prohibits foreign individuals, governments, and corporations from owning more than a specified percentage of the capital stock of a broadcast, common carrier, or aeronautical radio station licensee. In addition, U.S. law currently restricts foreign ownership of U.S. airlines. In the United States, certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States (“CFIUS”). CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States.

Outside the United States, laws or regulations may affect our ability to consummate a business combination with potential target companies incorporated or having business operations in jurisdictions where national security considerations, involvement in regulated industries (including telecommunications), or in businesses where a country’s culture or heritage may be implicated.
U.S. and foreign regulators generally have the power to deny the ability of the parties to consummate a transaction or to condition approval of a transaction on specified terms and conditions, which may not be acceptable to us or a target. In such event, we may not be able to consummate a transaction with that potential target.
As a result of these various restrictions, the pool of potential targets with which we could complete a business combination may be limited. Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public shareholders may only receive $10.00 per share, will lose any potential investment opportunity in a target company and the chance of realizing future gains due to any price appreciation in the combined company, and our warrants will expire worthless.
We may be subject to an excise tax under the newly enacted Inflation Reduction Act of 2022 in connection with redemptions of our ordinary shares after December 31, 2022.
The Inflation Reduction Act of 2022 (the “IR Act”), enacted in August 2022, imposes a 1% excise tax on the fair market value of stock repurchased by “covered corporations” beginning in 2023, with certain exceptions (the “Excise Tax”). The Excise Tax is imposed on the repurchasing corporation itself, not its stockholders. Because we are a “blank check” Cayman Islands corporations with no subsidiaries or previous merger or acquisition activity, we are not currently a “covered corporation” for this purpose. The amount of the Excise Tax is generally equal to 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, there are certain other exceptions to the Excise Tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to issue regulations or other guidance to carry out, and to prevent the avoidance of, the Excise Tax. Although the Treasury has not issued guidance to date, the Treasury has indicated that guidance is forthcoming in calendar year 2022. A repurchase that occurs after December 31, 2022, in connection with a business combination with a U.S. target company might be subject to the Excise Tax, depending on a number of factors in connection with the business combination and other transactions that might be engaged in during the relevant year.

BACKGROUND
Disruptive
We are a blank check company incorporated on December 29, 2020, as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.
On March 26, 2021, we consummated the IPO of our units, with each unit consisting of one Class A ordinary share, par value $0.0001 per share, and one-third of one warrant. In connection with the IPO, the underwriters were granted the Over-Allotment Option. On May 5, 2021, the underwriters purchased an additional 2,500,000 units pursuant to the partial exercise of the Over-Allotment Option. The units were sold at an offering price of $10.00 per unit, generating additional gross proceeds to the Company of $25,000,000.
Simultaneously with the closing of the IPO, we completed the private sale of 7,000,000 private placement warrants, at a purchase price of $1.50 per private placement warrant, to our Sponsor, generating gross proceeds to us of $7,000,000. Also in connection with the partial exercise of the Over-Allotment Option, the Sponsor purchased an additional 333,333 private placement warrants at a purchase price of $1.50 per warrant. The aggregate number of private placement warrants outstanding as a result of the IPO and the partial exercise of the Over-Allotment Option is 5,000,000 and the aggregate proceeds are $7,500,000. The private placement warrants are substantially identical to the warrants sold as part of the units in the IPO, except that our Sponsor has agreed not to transfer, assign or sell any of the private placement warrants (except to certain permitted transferees) until 30 days after the completion of our business combination. The private placement warrants are also not redeemable by us so long as they are held by our Sponsor or its permitted transferees and they may be exercised by our Sponsor and its permitted transferees on a cashless basis.
Following the closing of the IPO and the partial exercise of the Over-Allotment Option, a total of $275,000,000 from the net proceeds of the sale of the units in the IPO and the private placement warrants was placed in the Trust Account. The Trust Account may be invested only in U.S. government treasury bills with a maturity of one hundred and eighty-five (185) days or less or in money market funds investing solely in United States Treasuries and meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended, which invest only in direct U.S. government obligations. At December 31, 2022, funds in the Trust Account totaled $    and were held in money market funds.
Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include: (i) in the case of the Sponsor, ownership of founder shares and warrants that may become exercisable in the future; (ii) in the event any funds are loaned to us to fund working capital deficiencies or finance transaction costs in connection with any proposed business combination, loans by them, a portion of which may not be repaid in the event of our winding up and (iii) the possibility of future compensatory arrangements. See the sections entitled “Proposal No. 1 – The Extension Amendment Proposal—Interests of our Sponsor, Directors and Officers” and “Proposal No. 2 – The Trust Amendment Proposal—Interests of our Sponsor, Directors and Officers” elsewhere in this Proxy Statement.
On the record date of the Extraordinary General Meeting, there were 34,375,000 ordinary shares outstanding, of which 27,500,000 were public shares and 6,875,000 were founder shares. The founder shares carry voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal and, if presented, the Adjournment Proposal, and we have been informed by our Sponsor and directors, which hold all 6,875,000 founder shares in the aggregate, that they intend to vote in favor of the Extension Amendment Proposal, the Trust Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal and the Adjournment Proposal.
Our principal executive offices are located at 11501 Rock Rose Avenue, Suite 200, Austin, Texas 78758, and our telephone number is (424) 205-6858.
Proposed Business Combination
Disruptive believes it will not be able to complete any proposed business combination by March 26, 2023. The Extension Amendment Proposal is essential to allowing Disruptive more time to obtain approval for any proposed business combination at an extraordinary general meeting of its shareholders and consummate any proposed business combination prior to the Extended Date. Approval of the Extension Amendment Proposal is a

condition to the implementation of the Extension. Disruptive believes that, given Disruptive’s expenditure of time, effort and money on a proposed business combination, circumstances warrant providing public shareholders an opportunity to consider a proposed business combination.
You are not being asked to vote on any proposed business combination or any other business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination if and when it is submitted to shareholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event such business combination is approved and completed or Disruptive has not consummated a business combination by the Extended Date or the Amended Termination Date, as applicable.

PROPOSAL NO. 1 – THE EXTENSION AMENDMENT PROPOSAL
The Extension Amendment Proposal
We are proposing to amend our Articles to extend the date by which we have to consummate a business combination to the Extended Date or the Amended Termination Date, as applicable.
If the Extension Amendment Proposal is not approved and we have not consummated a business combination by March 26, 2023, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses, and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.
The purpose of the Extension Amendment is to allow the Company more time to complete any proposed business combination. The Articles provide that we have until March 26, 2023, to complete a business combination. The Board believes that there will not be sufficient time before March 26, 2023, to hold an extraordinary general meeting for shareholder approval of any proposed business combination or to consummate any proposed business combination. Accordingly, the Board believes that in order to be able to consummate any proposed business combination, we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our shareholders to extend the date that we have to consummate a business combination to the Extended Date or the Amended Termination Date, as applicable.
A copy of the proposed amendments to the Articles of the Company is attached to this Proxy Statement in Annex A.
Reasons for Redemption Rights
Our Articles provide that if our shareholders approve an amendment to our Articles (A) to modify the substance or timing of our obligation to redeem 100% of our public shares if we do not complete a business combination before March 26, 2023, or (B) with respect to any other provision relating to shareholders’ rights or pre-business combination activity, we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares. We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the time frame contemplated by the Articles.
If the Extension Amendment Proposal Is Not Approved
If the Extension Amendment Proposal is not approved and we do not consummate a business combination by March 26, 2023, as contemplated by our IPO prospectus and in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses, and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.
If the Extension Amendment Proposal Is Approved
Upon approval of the Extension Amendment Proposal by the requisite number of votes, the amendments to our Articles that are set forth in Annex A hereto will become effective. We will remain a reporting company under the Exchange Act, and our units, public shares and warrants will remain publicly traded.
If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $   that was in the Trust Account as of December 31, 2022. In such event, we may need to obtain additional funds to complete any proposed business combination.
If the Extension Amendment Proposal is approved but we do not consummate a business combination by the Extended Date or the Amended Termination Date, as applicable, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses, and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.
We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.00 due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor, the sole holder of our founder shares, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.
Redemption Rights
If the Extension Amendment Proposal is approved and the Extension is implemented, each of our public shareholders may submit an election that, if the Extension is implemented, such public shareholder elects to redeem all or a portion of his public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (net of taxes payable, if any), divided by the number of then-outstanding public shares. You will also be able to redeem your public shares in connection with any business combination, or if we have not consummated a business combination by the Extended Date or the Amended Termination Date, as applicable.
TO DEMAND REDEMPTION, PRIOR TO     [A.M./P.M.] EASTERN TIME ON    , 2023 (TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL OR TO DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN. THE REDEMPTION RIGHTS INCLUDE THE REQUIREMENT THAT A HOLDER MUST IDENTIFY ITSELF IN WRITING AS A BENEFICIAL HOLDER AND PROVIDE ITS LEGAL NAME, PHONE NUMBER AND ADDRESS TO CONTINENTAL IN ORDER TO VALIDLY REDEEM ITS SHARES.
In order to tender your shares for redemption, you must elect either to physically tender your share certificates to Continental, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn:   , or to deliver your shares to the transfer agent

electronically using DTC’s DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender your shares in the manner described above prior to    [a.m./p.m.] Eastern Time on    , 2023 (two business days before the Extraordinary General Meeting).
Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.
Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal at the Extraordinary General Meeting will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public shareholder tenders its shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved. The transfer agent will hold the certificates of public shareholders that make the Election until such shares are redeemed for cash or returned to such shareholders.
If properly demanded, we will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (net of taxes payable, if any), divided by the number of then-outstanding public shares. Based upon the amount in the Trust Account as of December 31, 2022, which was $   , we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $    at the time of the Extraordinary General Meeting. The closing price of the public shares on Nasdaq on   , 2023, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $   . We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.
Notwithstanding the foregoing, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming their public shares with respect to more than an aggregate of 15% of the outstanding public shares without our prior consent. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding public shares, then such shares in excess of that 15% limit would not be redeemed for cash without our prior consent.
If you exercise your redemption rights, you will be exchanging your ordinary shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to our transfer agent prior to the vote on the Extension Amendment Proposal at the Extraordinary General Meeting. We anticipate that a public shareholder who tenders ordinary shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

Full Text of the Resolution to Be Approved
“RESOLVED, as a special resolution, that:
(i) Article 49.7 of the Articles of Association of the Company be deleted in its entirety and replaced as follows:
“49.7 In the event that the Company does not consummate a Business Combination by   months from the consummation of the IPO, or such earlier time that shall be determined by the Directors in their sole discretion, or such other time as the Members may approve in accordance with the Articles, the Company shall:
(a) cease all operations except for the purpose of winding up;
(b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to US$100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then Public Shares in issue, which redemption will completely extinguish the rights of the holders of Public Shares as Members (including the right to receive further liquidation distributions, if any); and
(c) as promptly as reasonably possible following such redemption, subject to the approval of the Company's remaining Members and the Directors, liquidate and dissolve, subject in each case, to its obligations under Cayman Islands law to provide for claims of creditors and the requirements of Applicable Law.”
(ii)  Article 49.8 of the Articles of Association of the Company be deleted in its entirety and replaced as follows:
“49.8 In the event that any amendment is made to the Articles:
(a) to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination within     months from the consummation of the IPO, or such earlier time that shall be determined by the Directors in their sole discretion, or such other time as the Members may approve in accordance with the Articles; or
(b) with respect to any other provision relating to Members’ rights or pre-Business Combination activity, each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then-outstanding Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.”
Required Vote
The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the issued and outstanding ordinary shares who, being present in person (including virtually) or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter, vote at the Extraordinary General Meeting. The Extension Amendment Proposal is conditioned on the approval of the Trust Amendment Proposal.
If the Extension Amendment Proposal is not approved and we do not consummate a business combination by March 26, 2023, as contemplated by our IPO prospectus and in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses, and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a business combination by March 26, 2023. In the event of a liquidation, holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.
In addition, our Sponsor, directors, officers, advisors or any of their affiliates may purchase public shares either in privately negotiated transactions or in the open market prior to the Extraordinary General Meeting. None of our Sponsor, directors, officers, advisors or any of their affiliates have current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase public shares in such transactions. Any such purchases that are completed after the record date for the Extraordinary General Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the resolutions to be put to the Extraordinary General Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment Proposal. None of our Sponsor, directors, officers, advisors or their affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.
Interests of Our Sponsor, Directors and Officers
When you consider the recommendation of the Board, you should keep in mind that our Sponsor, directors and officers have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, the interests listed below:
•
If we do not consummate a business combination transaction by March 26, 2023, which is 24 months from the closing of our IPO, or, if the Extension Amendment Proposal is approved by the requisite number of votes, by the Extended Date or the Amended Termination Date, as applicable, we would (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses, and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. In such event, the founder shares, including the 6,875,000 founder shares owned by our Sponsor, would be worthless because following the redemption of the public shares, we would likely have few, if any, net assets and because the holder of our founder shares has agreed to waive its rights to liquidating distributions from the Trust Account with respect to the founder shares if we fail to complete a business combination within the required period.

•
In addition, simultaneously with the closing of our IPO and then the partial exercise of the Over-Allotment Option, we consummated the sale of an aggregate of 7,000,000 private placement warrants at a price of $1.50 per warrant in a private placement to our Sponsor. The warrants are each exercisable for one ordinary share at $11.50 per share. If we do not consummate a business combination by March 26, 2023, or, if the Extension Amendment Proposal is approved by the requisite number of votes, by the Extended Date or the Amended Termination Date, as applicable, then the proceeds from the sale of the private placement warrants will be part of the liquidating distribution to the public shareholders and the warrants held by our Sponsor and its affiliate will be worthless.

•
Our directors and executive officers may continue to be directors and officers of any acquired business after the consummation of a business combination. As such, in the future they will receive any cash fees, stock options or stock awards that a post-business combination board of directors determines to pay to its directors and officers if they continue as directors and officers following such business combination.

•
In order to protect the amounts held in the Trust Account, our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, due to reductions in the value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act.

•
Following consummation of a business combination, our Sponsor, our officers and directors and their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying, investigating potential target businesses and performing due diligence on and completing suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our Sponsor, officers, directors or our or any of their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf. However, if we fail to consummate a business combination within the applicable period, our Sponsor and our officers and directors and their respective affiliates will not have any claim against the Trust Account for reimbursement, and we may not otherwise be able to reimburse them. In addition, our Sponsor or an affiliate of our Sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required to finance transaction costs in connection with an intended business combination, the terms of which have not been determined nor have any written agreements been executed with respect thereto. Up to $1,500,000 of such loans may be convertible into warrants, at a price of $1.50 per warrant at the option of the lender.

The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation
As discussed herein, after careful consideration of all relevant factors, the Board has determined that the Extension Amendment is in the best interests of the Company and its shareholders. The Board has approved and declared advisable adoption of the Extension Amendment Proposal, and recommends that you vote “FOR” such proposal.
Our Articles provide that we have until March 26, 2023, to complete a business combination under its terms. Our Articles provide that if our shareholders approve an amendment to our Articles (A) to modify the substance or timing of our obligation to redeem all of our public shares if we do not complete a business combination before March 26, 2023, or (B) with respect to any other provision relating to shareholders’ rights or pre-business combination activity, we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares. We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the time frame contemplated by the Articles.
The Board believes, however, that given our expenditure of time, effort and money on a proposed business combination, circumstances warrant providing those who believe a proposed business combination to be an attractive investment with an opportunity to consider such transaction, inasmuch as we are also affording shareholders who wish to redeem their public shares the opportunity to do so, as required under the Articles. If you do not elect to redeem your public shares, you will retain the right to vote on any business combination in the future and the right to redeem your public shares in connection with such business combination. After careful consideration of all relevant factors, the Board determined that the Extension Amendment is in the best interests of the Company and its shareholders.
The Board unanimously recommends that our shareholders vote “FOR” the approval of the Extension Amendment Proposal.

PROPOSAL NO. 2 – THE TRUST AMENDMENT PROPOSAL
Overview
On March 26, 2021, we consummated the IPO of 25,000,000 units, with each unit consisting of one Class A ordinary share, par value $0.0001 per share, and one-third of one warrant. In connection with the IPO, the underwriters were granted the Over-Allotment Option. On May 5, 2021, the underwriters purchased an additional 2,500,000 units pursuant to the partial exercise of the Over-Allotment Option. The units were sold at an offering price of $10.00 per unit, generating additional gross proceeds to the Company of $25,000,000.
Simultaneously with the closing of the IPO, we completed the private sale of 7,000,000 private placement warrants at a purchase price of $1.50 per private placement warrant, to our Sponsor generating gross proceeds to us of $7,000,000. Also in connection with the partial exercise of the Over-Allotment Option, the Sponsor purchased an additional 333,333 private placement warrants at a purchase price of $1.50 per warrant. The aggregate number of private placement warrants outstanding as a result of the IPO and the partial exercise of the Over-Allotment Option is 5,000,000 and the aggregate proceeds are $7,500,000. The private placement warrants are substantially identical to the warrants sold as part of the units in the IPO, except that our Sponsor has agreed not to transfer, assign or sell any of the private placement warrants (except to certain permitted transferees) until 30 days after the completion of our business combination. The private placement warrants are also not redeemable by us so long as they are held by our Sponsor or its permitted transferees, and they may be exercised by our Sponsor and its permitted transferees on a cashless basis.
Following the closing of the IPO and the partial exercise of the Over-Allotment Option, a total of $275,000,000 from the net proceeds of the sale of the units in the IPO and the private placement warrants was placed in the Trust Account. The Trust Account may be invested only in U.S. government treasury bills with a maturity of one hundred and eighty-five (185) days or less or in money market funds investing solely in United States Treasuries and meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended, which invest only in direct U.S. government obligations. At December 31, 2022, funds in the Trust Account totaled $    and were held in money market funds.
Continental’s role as trustee of the Trust Account is subject to the terms and conditions of the Trust Agreement. The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only after and promptly after (x) its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of a business combination or the Company’s inability to effect a business combination within the time frame specified in the Articles or (y) the Original Termination Date. The Trust Agreement further provides that the provision described in the preceding sentence may not be modified, amended or deleted without the affirmative vote of at least sixty-five percent (65%) of then the outstanding Class A ordinary shares and Class B ordinary shares, voting together as a single class.
Consequences if the Trust Amendment Proposal Is Not Approved
If, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are insufficient votes from the holders of ordinary shares to approve the Trust Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Trust Amendment Proposal. If the Adjournment Proposal is not approved by The Company’s shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes from the holders of ordinary shares at the time of the Extraordinary General Meeting to approve the Trust Amendment Proposal.
If the Trust Amendment Proposal is not approved at the Extraordinary General Meeting or at any adjournment thereof or is not implemented, and a business combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with the Trust Agreement, Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by The Company in connection with The Company’s inability to effect a business combination within the time frame specified in the Articles of Association or (y) upon the date that is the later of the Original Termination Date and such later date as may be approved by The Company’s shareholders in accordance with the Articles, if the aforementioned termination letter has not been received by Continental prior to such date.
In addition, each of the Trust Amendment Proposal and the Extension Amendment Proposal is cross-conditioned on the approval of the other.

Interests of Our Sponsor, Directors and Officers
When you consider the recommendation of the Board, shareholders should be aware that aside from their interests as shareholders, the Sponsor and the Company’s directors and officers have interests that differ from the interests of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company’s shareholders that they approve the Trust Amendment Proposal. The Company’s shareholders should take the following interests into account when deciding whether to approve the Trust Amendment Proposal:
•
the fact that the Sponsor and the Company’s directors and officers have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any shares held by them (other than public shares); and

•
the fact that, if the Trust Account is liquidated in the event we are unable to complete a business combination within the required time period, the Sponsor has agreed to indemnify the Company to ensure that the proceeds in the Trust Account are not reduced below (i) $10.00 per public share or (ii) such lesser amount per public share held in the Trust Account due to reductions in the value of the trust assets as of the date of the liquidation of the Trust Account, in each case, net of the amount of interest earned on the property in the Trust Account which may be withdrawn to pay its taxes, by the claims of prospective target businesses with which the Company has entered into an acquisition agreement or claims of any third party for services rendered (other than the Company’s independent public accountants) or products sold to the Company or a prospective target business, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Required Vote
The approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the outstanding Class A ordinary shares and Class B ordinary shares, voting together as a single class. The Trust Amendment Proposal is conditioned on the approval of the Extension Amendment Proposal.
Abstentions will be considered present for the purposes of establishing a quorum and will have the effect of a vote “AGAINST” the Trust Amendment Proposal.
Full Text of the Resolution to Be Approved
“RESOLVED, that conditional upon the effectiveness of the special resolution to amend the Amended and Restated Memorandum and Articles of Association of the Company, as set forth in Annex A, the amendment to the Investment Management Trust Agreement, dated March 26, 2021, by and between the Company and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B, is hereby authorized and approved.”
The Board’s Reasons for the Trust Amendment Proposal and Its Recommendation
We propose to amend the Trust Agreement, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of this Proxy Statement, to change the date on which Continental must commence liquidation of the Trust Account to the Extended Date or the Amended Termination Date, as applicable, such that Continental shall commence liquidation of the Trust Account promptly upon the Extended Date or the Amended Termination Date, as applicable once the Trust Amendment Proposal is approved at the Extraordinary General Meeting.
After careful consideration of all relevant factors, including, but not limited to, the time value of money and the conclusion that it is very unlikely that the Company would be able to complete a business combination before the Original Termination Date, the Board has determined that the Trust Amendment Proposal is in the best interests of the Company and its shareholders.
The Board unanimously recommends that our shareholders vote “FOR” the approval of the Trust Amendment Proposal.

PROPOSAL NO. 3 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTANT
We are asking our shareholders to ratify the appointment of Marcum as our independent registered public accounting firm for the fiscal year 2023. The Audit Committee is directly responsible for appointing the Company’s independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote. However, if the shareholders do not ratify the selection of Marcum as our independent registered public accounting firm, our Audit Committee intends to reconsider the selection of Marcum as our independent registered public accounting firm.
The aggregate fees billed by Marcum for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-K and 10-Q for the respective periods and other required filings with the SEC for the years ended December 31, 2022 and 2021, and for the period from December 29, 2020 (inception), through December 31, 2020, including services in connection with the IPO, totaled $     , $86,005 and $0, respectively. The above amounts include interim procedures and audit fees, as well as attendance at the Audit Committee’s meetings.
Auditor Representatives at Extraordinary General Meeting
We expect that representatives of Marcum will not be present at the Extraordinary General Meeting.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services
The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent auditors. In recognition of this responsibility, the Audit Committee shall review and, in its sole discretion, pre-approve all audit and permitted non-audit services to be provided by the independent auditors as provided under the Audit Committee charter.
Required Vote
The proposal to ratify the appointment of Marcum requires the approval of an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the issued and outstanding ordinary shares who, being present in person (including virtually) or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter, vote at the Extraordinary General Meeting.
Full Text of the Resolution to Be Approved
“RESOLVED, as an ordinary resolution, that the appointment of Marcum LLP as the Company’s independent registered public accounting firm for 2023 be confirmed, ratified and approved in all respects.”
The Board unanimously recommends that our shareholders vote “FOR” the approval of the Auditor Ratification Proposal.

PROPOSAL NO. 4 – DIRECTOR APPOINTMENT PROPOSAL
At the Extraordinary General Meeting, the Class B shareholders are being asked to reappoint Karen L. Finerman as a Class 1 director, with such director to serve until the third annual general meeting following this Extraordinary General Meeting and until her successor is appointed and qualified.
Pursuant to our Articles, until the closing of our business combination, only holders of our Class B ordinary shares can appoint or remove directors. Therefore, only holders of Class B ordinary shares will vote on the Director Election Proposal. The appointment of a director nominee requires the affirmative vote (in person or by proxy) of the holders of a majority of the outstanding Class B ordinary shares entitled to vote and actually cast thereon at the Extraordinary General Meeting, and our Sponsor has informed us that it intends to vote in favor of the Director Election Proposal.
The following sets forth information regarding each of our director nominees:
Karen L. Finerman, 57, has served as a member of the board of directors since March 23, 2021. Ms. Finerman co-founded New York-based hedge fund Metropolitan Capital Advisors in 1992 and has served as its Chief Executive Officer since 2014. She served on the board of directors of Falcon Capital Acquisition Corp. (Nasdaq: FCAC) from September 30, 2020, until the closing of its business combination with Sharecare, Inc. in July 2021 and served as a member of the board of directors at GrafTech International Ltd. (NYSE: EAF) from 2014 until its acquisition in 2015 by Brookfield Asset Management Inc. In addition, Ms. Finerman is a board member of the Michael J. Fox Foundation for Parkinson’s Research and she sat for 15 years on the board of Montefiore Medical Center in the Bronx. She has been a panelist on CNBC’s “Fast Money” since its debut in 2007 and is the author of the New York Times best-selling book Finerman’s Rules: Secrets I’d Only Tell My Daughters About Business and Life. Ms. Finerman received a B.S. in finance from The Wharton School at the University of Pennsylvania, where she is a member of the Board of Advisors. We believe Ms. Finerman’s extensive experience analyzing market reactions to public offerings, along with her particular expertise in corporate governance and effective investor communication, makes her well qualified to serve on our board of directors.
Directors Continuing in Office
Alexander J. Davis, 40, has served as our Chief Executive Officer and Chairman since the inception of Disruptive Acquisition Corporation I. Since June 2012, Mr. Davis has been the Founder and Chief Executive Officer at Disruptive, a merchant bank with investments in top-performing, late-stage private technology companies. He has grown Disruptive to deploy more than 3.6 billion dollars in the private markets, working with a diverse group of leading global investors and portfolio companies such as Palantir (where, as of the day of Palantir’s direct listing, Disruptive was the second-largest outside shareholder), Hims (where Disruptive was the second-largest contributor of private capital), UiPath, Pinterest and Spotify. Since inception, Mr. Davis has identified attractive business extensions and expanded the firm into four business lines—proprietary investments, investment banking, business development and a liquidity fund (which provides financing to private technology company share and option holders)—that coalesce to provide a full suite of services in support of Disruptive’s portfolio companies. Before founding Disruptive, Mr. Davis served as the Founding Managing Director of Ten-X, LLC (formerly Auction.com) from 2007 to 2011, where he led the company in its transition from a traditional “brick and mortar” auction company into a technology-enabled marketplace. Mr. Davis and his wife, Lindsay, co-chair The Giving Fund, a charitable foundation dedicated to helping those less fortunate. He also served on the board of Operation Underground Railroad (O.U.R.), a nonprofit organization working toward the permanent eradication of child sex trafficking. We believe Mr. Davis’s entrepreneurial, business and investment experience makes him well qualified to serve on our board of directors.
David M. Tarnowski, 41, has served as our Chief Operating Officer and a member of our board of directors since the inception of Disruptive Acquisition Corporation I. Mr. Tarnowski joined Disruptive in November 2017 and he currently serves as a Managing Director and the Chief Operating Officer where he focuses on overall operations of the firm, as well as investment sourcing and analysis, transaction execution, legal and investor relations. He has over 11 years of investment and banking experience in private and public markets, working with globally diverse institutional investors and various companies across different sectors, including technology. From 2007 to 2017, Mr. Tarnowski worked at Ampton Investments Inc., a New York-based boutique investment and advisory firm, where he was involved in transactions relating to two special purpose acquisition companies. He holds a B.B.A. with honors from the University of Notre Dame and a J.D. from Columbia Law School. We believe Mr. Tarnowski’s operational and investment experience makes him well qualified to serve on our board of directors.
James R. Blake, 43, has served as a member of our board of directors since March 23, 2021. Since January 2018, Mr. Blake has been the tournament director of the Miami Open, one of the biggest events on the ATP and WTA calendars, including during the tournament’s historic move to Hard Rock Stadium. Before that, from 2015 to 2018, Mr. Blake served as the chairperson of the USTA Foundation, the national charitable arm of U.S. Tennis Association, Inc. Mr. Blake’s first career was as a professional tennis player, earning career-high American No. 1 and world No. 4 ATP rankings before retiring in 2013. Some of his career highlights include representing the United States in the 2008 Olympic Games in Beijing and victories over Roger Federer, Andre Agassi and Rafael Nadal. Mr. Blake also played an integral role on the Davis Cup team during the U.S. team’s title run in 2007 and was elected to serve a two-year term as the Vice President of the ATP Player Council. In 2008, he founded the James Blake Foundation, a nonprofit that has donated approximately $1.2 million to fund research for early detection of cancer at Memorial Sloan Kettering Cancer Center in New York City. We believe Mr. Blake’s experience, along with his relationships with professional athletes, makes him well qualified to serve on our board of directors.
Galen C. Smith, 46, has served as a member of our board of directors since March 23, 2021. From 2016 to 2022, Mr. Smith served as Chief Executive Officer of Redbox Entertainment Inc. (“Redbox”), an entertainment distribution company. Since the acquisition of Redbox by Chicken Soup for the Soul Entertainment, Inc. (“Chicken Soup”) in August 2022, Mr. Smith has served as executive vice chairman of Redbox and Chicken Soup. From 2013 to 2016, he served as Chief Financial Officer of Outerwall, a leading provider of automated retail solutions, including Redbox, Coinstar and ecoATM. From 2009 to 2013, Mr. Smith served in various financial positions at Outerwall, including as Senior Vice President of Finance at Redbox and as Outerwall’s Corporate Vice President, Finance and Treasurer. Before joining Outerwall, Mr. Smith was an investment banker at Morgan Stanley & Co., working in the consumer and retail investment banking group from 2007 to 2009. He served on the board of directors of CareerBuilder from 2017 to 2022. Mr. Smith received an MBA from the University of Chicago and a B.A. from Wheaton College. We believe Mr. Smith’s experience in finance and entertainment make him well qualified to serve on our board of directors.
Full Text of the Resolution to Be Approved
“RESOLVED, as an ordinary resolution of the holders of Class B ordinary shares of the Company, that Karen L. Finerman be reappointed as a director of the Company to hold office until the third annual general meeting following this Extraordinary General Meeting and until her successor is appointed and qualified in accordance with the amended and restated memorandum and articles of association of the Company.”
Required Vote
The Director Election Proposal must be approved as an ordinary resolution of the holders of Class B ordinary shares, being the affirmative vote of the holders of a majority of the then issued and outstanding Class B ordinary shares who, being present in person (including virtually) or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter, vote at the Extraordinary General Meeting. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.
The Board unanimously recommends that our Class B shareholders vote “FOR” the approval of the Director Election Proposal.

PROPOSAL NO. 5 – THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal, if adopted, will allow our board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal. In no event will our board adjourn the Extraordinary General Meeting beyond March 26, 2023.
Consequences if the Adjournment Proposal Is Not Approved
If the Adjournment Proposal is not approved by our shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.
Full Text of the Resolution to Be Approved
“RESOLVED, as an ordinary resolution, that the adjournment of the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies to be determined by the chairman of the Extraordinary General Meeting be confirmed, adopted, approved and ratified in all respects.”
Required Vote
The Adjournment Proposal must be approved as an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the issued and outstanding ordinary shares who, being present in person (including virtually) or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter, vote at the Extraordinary General Meeting. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.
If presented, the Board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS FOR SHAREHOLDERS EXERCISING REDEMPTION RIGHTS
The following discussion summarizes certain United States federal income tax considerations generally applicable to U.S. Holders (as defined below) who elect to have their Class A ordinary shares redeemed for cash pursuant to the exercise of a right to redemption in connection with an Election.
This discussion is limited to certain United States federal income tax considerations to such U.S. Holders who hold Class A ordinary shares as a capital asset under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). This discussion is a summary only and does not consider all aspects of United States federal income taxation that may be relevant to a U.S. Holder exercising its right to redemption in light of such holder’s particular circumstances, including tax consequences to U.S. Holders who are:
•	financial institutions or financial services entities;
•	broker-dealers;
•	taxpayers that are subject to the mark-to-market accounting rules;
•	tax-exempt entities;
•	governments or agencies or instrumentalities thereof;
•	insurance companies;
•	regulated investment companies;
•	real estate investment trusts;
•	expatriates or former long-term residents of the United States;
•	persons that actually or constructively own ten percent or more of our shares (by vote or value);
•	persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;
•	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction; or
•	U.S. Holders whose functional currency is not the U.S. dollar.
Moreover, the discussion below is based upon the provisions of the Code, the Treasury regulations promulgated thereunder and administrative and judicial interpretations thereof, all as of the date hereof, and such provisions may be repealed, revoked, modified or subject to differing interpretations, possibly on a retroactive basis, so as to result in United States federal income tax consequences different from those discussed below. Furthermore, this discussion does not address any aspect of United States federal non-income tax laws, such as gift, estate, Medicare contribution tax laws, the alternative minimum tax rules or state, local or non-U.S. tax laws.
We have not sought, and will not seek, a ruling from the Internal Revenue Service (“IRS”) as to any United States federal income tax consequence described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not change the accuracy of the statements in this discussion.
As used herein, the term “U.S. Holder” means a beneficial owner of Class A ordinary shares or warrants who or that is for United States federal income tax purposes: (i) an individual citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for United States federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate the income of which is subject to United States federal income taxation regardless of its source or (iv) a trust if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (B) it has in effect a valid election to be treated as a U.S. person.
This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or other entity or arrangement classified as a partnership for United States federal income tax purposes) is the beneficial owner of our securities, the United States federal income tax treatment of a partner in the partnership generally will depend on the status of the partner and the activities of the partnership. Partnerships holding our securities and partners in such partnerships are urged to consult their own tax advisors.
THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH AN ELECTION. EACH REDEEMING U.S. HOLDER IS URGED TO CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH U.S. HOLDER OF THE EXERCISE OF REDEMPTION RIGHTS THROUGH AN ELECTION, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL, AND NON-U.S. TAX LAWS.
Redemption as Sale or Distribution
Subject to the PFIC rules discussed below, in the event that a U.S. Holder’s Class A ordinary shares are redeemed pursuant to an Election, the treatment of the transaction for United States federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A ordinary shares under Section 302 of the Code. If the redemption qualifies as a sale of Class A ordinary shares, a U.S. Holder generally will recognize capital gain or loss and any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for such Class A ordinary shares exceeds one year. It is unclear, however, whether certain redemption rights described in the IPO prospectus may suspend the running of the applicable holding period for this purpose. If the redemption does not qualify as a sale of Class A ordinary shares, it will be treated as a corporate distribution. In that case, the U.S. Holder generally will be required to include in gross income as a dividend the amount of the distribution to the extent the distribution is paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles). To the extent those distributions exceed our current and accumulated earnings and profits, they will constitute a return of capital, which will first reduce your basis in our Class A ordinary shares, but not below zero, and then will be treated as gain from the sale of our Class A ordinary shares.
Whether a redemption pursuant to an Election qualifies for sale treatment will depend largely on the total number of our Class A ordinary shares treated as held by the U.S. Holder (including any Class A ordinary shares constructively owned by the U.S. Holder as a result of owning warrants) relative to all of our shares outstanding both before and after such redemption. The redemption generally will be treated as a sale of the Class A ordinary shares (rather than as a corporate distribution) if such redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.
In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only our shares actually owned by the U.S. Holder, but also our shares that are constructively owned by such holder. A U.S. Holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any shares the U.S. Holder has a right to acquire by exercise of an option, which would generally include Class A ordinary shares which could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting shares actually and constructively owned by the U.S. Holder immediately following the redemption of Class A ordinary shares must, among other requirements, be less than 80 percent of the percentage of our outstanding voting shares actually and constructively owned by the U.S. Holder immediately before the redemption. Prior to a business combination the ordinary shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of a U.S. Holder’s interest if either (i) all of our Class A ordinary shares actually and constructively owned by the U.S. Holder are redeemed or (ii) all of our Class A ordinary shares actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of Class A ordinary shares owned by certain family members and the U.S. Holder does not constructively own any other shares of ours. The redemption of the Class A ordinary shares will not be essentially equivalent to a dividend if such redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”
If none of the foregoing tests are satisfied, then the redemption will be treated as a corporate distribution as described above. A U.S. Holder considering exercising its redemption right should consult its own tax advisor as to whether the redemption will be treated as a sale or as a corporate distribution under the Code.
Passive Foreign Investment Company (“PFIC”) Rules
A non-U.S. corporation will be classified as a PFIC for United States federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (ordinarily determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.
Because we are a blank check company, with no current active business, we believe that it is likely that we met the PFIC asset or income test for our taxable year ending December 31, 2022, and that we will meet the PFIC asset or income test for our current taxable year ending December 31, 2023. Accordingly, if a U.S. Holder did not make a timely qualified electing fund (“QEF”) election or a mark-to-market election for our first taxable year as a PFIC in which the U.S. Holder held (or was deemed to hold) Class A ordinary shares, as described below, such U.S. Holder generally will be subject to special rules with respect to (i) any gain recognized by the U.S. Holder on the sale or other disposition of its Class A ordinary shares or warrants, which would include a redemption pursuant to an Election if such redemption is treated as a sale under the rules discussed above, and (ii) any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of the Class A ordinary shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for the Class A ordinary shares), which may include a redemption pursuant to an Election if such redemption is treated as a corporate distribution under the rules discussed above.
Under these rules:
•	the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for the Class A ordinary shares or warrants;
•
the amount allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•
the amount allocated to other taxable years (or portions thereof) of the U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

•
an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder with respect to the tax attributable to each such other taxable year of the U.S. Holder.

QEF Election
A U.S. Holder will avoid the PFIC tax consequences described above in respect to our Class A ordinary shares (but not our warrants) by making a timely and valid QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the U.S. Holder in which or with which our taxable year ends. A U.S. Holder generally may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

If a U.S. Holder has made a QEF election with respect to our Class A ordinary shares for our first taxable year as a PFIC in which the U.S. Holder holds (or is deemed to hold) such shares, (i) any gain recognized as a result of a redemption pursuant to an Election (if such redemption is treated as a sale under the rules discussed above) generally will be taxable as capital gain and no additional tax will be imposed under the PFIC rules, and (ii) to the extent such redemption is treated as a distribution under the rules discussed above, any distribution of ordinary earnings that were previously included in income generally should not be taxable as a dividend to such U.S. Holder. The tax basis of a U.S. Holder’s shares in a QEF will be increased by amounts that are included in income and decreased by amounts distributed but not taxed as dividends under the above rules. Similar basis adjustments apply to property if by reason of holding such property, the U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.
The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A U.S. Holder may not make a QEF election with respect to its warrants to acquire our Class A ordinary shares. A U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Information Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed United States federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. U.S. Holders should consult their tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.
If a U.S. Holder makes a QEF election after our first taxable year as a PFIC in which the U.S. Holder held (or was deemed to hold) Class A ordinary shares, the adverse PFIC tax consequences (with adjustments to take into account any current income inclusions resulting from the QEF election) will continue to apply with respect to such Class A ordinary shares unless the U.S. Holder makes a purging election under the PFIC rules. Under the purging election, the U.S. Holder will be deemed to have sold such Class A ordinary shares at their fair market value, and any gain recognized on such deemed sale will be treated as an excess distribution, taxed under the PFIC rules described above. As a result of the purging election, the U.S. Holder will have a new basis and holding period in such Class A ordinary shares for purposes of the PFIC rules.
In order to comply with the requirements of a QEF election, a U.S. Holder must receive a PFIC annual information statement from us. There is no assurance that we will timely provide such required information statement.
Mark-to-Market Election
If we are a PFIC and our Class A ordinary shares constitute “marketable stock,” a U.S. Holder may avoid the adverse PFIC tax consequences discussed above if such U.S. Holder, at the close of the first taxable year in which it holds (or is deemed to hold) our Class A ordinary shares, makes a mark-to-market election with respect to such shares for such taxable year. Such U.S. Holder generally will include for each of its taxable years as ordinary income the excess, if any, of the fair market value of its Class A ordinary shares at the end of such year over its adjusted basis in its Class A ordinary shares. The U.S. Holder also will recognize an ordinary loss in respect of the excess, if any, of its adjusted basis of its Class A ordinary shares over the fair market value of its Class A ordinary shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The U.S. Holder’s basis in its Class A ordinary shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of its Class A ordinary shares will be treated as ordinary income. Currently, a mark-to-market election may not be made with respect to warrants.
The mark-to-market election is available only for “marketable stock,” generally, stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including Nasdaq, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our ordinary shares under their particular circumstances.
A U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF or mark-to-market election is made) and such other information as may be required by the U.S. Treasury Department. Failure to do so, if required, will extend the statute of limitations until such required information is furnished to the IRS.

The rules dealing with PFICs and with the QEF and mark-to-market elections are very complex and are affected by various factors in addition to those described above. Accordingly, U.S. Holders of our Class A ordinary shares or warrants should consult their own tax advisors concerning the application of the PFIC rules under their particular circumstances.
Information Reporting and Backup Withholding
Dividend payments with respect to our Class A ordinary shares and proceeds from the sale, exchange or redemption of our Class A ordinary shares may be subject to information reporting to the IRS and possible United States backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.
Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and a U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information. U.S. Holders are urged to consult their own tax advisors regarding the application of backup withholding and the availability of and procedure for obtaining an exemption from backup withholding in their particular circumstances.

THE EXTRAORDINARY GENERAL MEETING
Date, Time and Place. The Extraordinary General Meeting of our shareholders will be held at    [a.m./p.m.] Eastern Time on    , 2023 or at such other time and on such other date to which the meeting may be adjourned or postponed. For the purposes of the Articles, the physical place of the meeting will be at 11501 Rock Rose Avenue, Suite 200, Austin, Texas 78758. The venue currently requires attendees to provide proof of vaccination. If you plan on attending in person, please e-mail     at least five business days prior to the Extraordinary General Meeting. However, in order to facilitate access for our shareholders, the Extraordinary General Meeting will be held in virtual meeting format and there is no requirement to attend the Extraordinary General Meeting in person. Shareholders will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person extraordinary general meeting. In particular, you can attend the Extraordinary General Meeting in person or virtually vote and submit questions via live audio webcast by visiting     and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the Extraordinary General Meeting.
Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting, if you owned the ordinary shares at the close of business on   , 2023, the record date for the Extraordinary General Meeting. You will have one vote per proposal for each share of ordinary shares you owned at that time. The Company warrants do not carry voting rights.
Votes Required. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the issued and outstanding ordinary shares who, being present in person (including virtually) or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter, vote at the Extraordinary General Meeting.
The approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the outstanding Class A ordinary shares and Class B ordinary shares, voting together as a single class.
The approval of the Auditor Ratification Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the issued and outstanding ordinary shares who, being present in person (including virtually) or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter, vote at the Extraordinary General Meeting. Abstentions and broker non-votes are considered present for the purposes of a quorum but are not counted as votes cast and will therefore have no effect on the outcome of this proposal.
The approval of the Director Election Proposal requires the affirmative vote (in person or by proxy) of the holders of a majority of the outstanding Class B ordinary shares entitled to vote and actually cast thereon at the Extraordinary General Meeting.
The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the issued and outstanding ordinary shares who, being present in person (including virtually) or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter, vote at the Extraordinary General Meeting. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Proxies; Board Solicitation; Proxy Solicitor. Your proxy is being solicited by the Board on the proposals to approve the Extension Amendment Proposal being presented to shareholders at the Extraordinary General Meeting. We have engaged D.F. King to assist in the solicitation of proxies for the Extraordinary General Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the Extraordinary General Meeting if you are a holder of record of the ordinary shares. You may contact D.F. King at:
D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, New York 10005
Banks and Brokers Call Collect: (212) 269-5550
All Others Call Toll-Free: (888) 540-8736
E-mail: DISA@dfking.com

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of the ordinary shares as of    , 2023, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the ordinary shares, by:
•	each person known by us to be the beneficial owner of more than 5% of our issued and outstanding ordinary shares;
•	each of our officers and directors; and
•	all our officers and directors as a group.
Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the private placement warrants as these warrants are not exercisable within 60 days of    , 2023.
	Class A ordinary shares		Class B ordinary shares(2)
Name of Beneficial Owners(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class	Approximate Percentage of Ordinary Shares

Disruptive Acquisition Sponsor I, LLC(3)	—	—	6,740,000	98.04%	19.61%
Alexander J. Davis	—	—	20,000	*	*
Phillip C. Caputo	—	—	—	—	—
David M. Tarnowski	—	—	20,000	*	*
Mardy S. Fish	—	—	—	—	—
James R. Blake	—	—	30,000	*	*
Karen L. Finerman	—	—	35,000	*	*
Galen C. Smith	—	—	30,000	*	*
All directors and officers as a group (seven individuals)	—	—	135,000	1.96%	*
*	Less than one 1%.
(1)	Unless otherwise noted, the business address of each of the following entities and individuals is 11501 Rock Rose Avenue, Suite 200, Austin, Texas 78758.
(2)
Interests shown consist solely of founder shares, classified as Class B ordinary shares. Such shares will automatically convert into Class A ordinary shares on the first business day following our initial business combination on a one-for-one basis, subject to certain adjustments.

(3)
Disruptive Acquisition Sponsor I, LLC, our sponsor, is the record holder of such shares. Mr. Davis, Mr. Caputo and Mr. Tarnowski are members of our sponsor’s board of managers (each, a “manager”). Each manager of Disruptive Acquisition Sponsor I, LLC has one vote and the approval of a majority of the members of the board of managers is required to approve an action of Disruptive Acquisition Sponsor I, LLC. Under the so-called “rule of three,” if voting and dispositive decisions regarding an entity’s securities are made by three or more individuals, and a voting and dispositive decision requires the approval of a majority of those individuals, then none of the individuals is deemed a beneficial owner of the entity’s securities. This is the situation with regard to Disruptive Acquisition Sponsor I, LLC. Based upon the foregoing analysis, no individual manager of Disruptive Acquisition Sponsor I, LLC exercises voting or dispositive control over any of the securities held by Disruptive Acquisition Sponsor I, LLC, even those in which he directly holds a pecuniary interest. Accordingly, none of them will be deemed to have or share beneficial ownership of such shares and, for the avoidance of doubt, each of them expressly disclaims any such beneficial interest to the extent of any pecuniary interest any of them may have therein, directly or indirectly.

HOUSEHOLDING INFORMATION
Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:
•
if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 11501 Rock Rose Avenue, Suite 200, Austin, Texas 78758, to inform us of the shareholder’s request; or

•	if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this Proxy Statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and our subsequently filed Quarterly Reports on Form 10-Q, at the SEC’s website at http://www.sec.gov.
This Proxy Statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this Proxy Statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this Proxy Statement.
If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact our proxy solicitation agent at the following address and telephone number:
D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, New York 10005
Banks and Brokers Call Collect: (212) 269-5550
All Others Call Toll-Free: (888) 540-8736
E-mail: DISA@dfking.com
You may also obtain these documents by requesting them in writing from us by addressing such request to Disruptive Acquisition Corporation I, 11501 Rock Rose Avenue, Suite 200, Austin, Texas 78758.
If you are a shareholder of the Company and would like to request documents, please do so by    , 2023, in order to receive them before the Extraordinary General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED AMENDMENTS
TO THE
AMENDED AND RESTATED
MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
DISRUPTIVE ACQUISITION CORPORATION I
DISRUPTIVE ACQUISITION CORPORATION I
(THE “COMPANY”)
RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY
RESOLVED, as a special resolution, that:
(i) Article 49.7 of the Articles of Association of the Company be deleted in its entirety and replaced as follows:
“49.7 In the event that the Company does not consummate a Business Combination by    months from the consummation of the IPO, or such earlier time that shall be determined by the Directors in their sole discretion, or such other time as the Members may approve in accordance with the Articles, the Company shall:
(a) cease all operations except for the purpose of winding up;
(b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to US$100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then Public Shares in issue, which redemption will completely extinguish the rights of the holders of Public Shares as Members (including the right to receive further liquidation distributions, if any); and
(c) as promptly as reasonably possible following such redemption, subject to the approval of the Company's remaining Members and the Directors, liquidate and dissolve, subject in each case, to its obligations under Cayman Islands law to provide for claims of creditors and the requirements of Applicable Law.”
(ii) Article 49.8 of the Articles of Association of the Company be deleted in its entirety and replaced as follows:
“49.8 In the event that any amendment is made to the Articles:
(a) to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination within    months from the consummation of the IPO, or such earlier time that shall be determined by the Directors in their sole discretion, or such other time as the Members may approve in accordance with the Articles; or
(b) with respect to any other provision relating to Members’ rights or pre-Business Combination activity, each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then-outstanding Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.”
A-1

ANNEX B
FORM OF
AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT
THIS AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment Agreement”), dated as of    , 2023, is made by and between Disruptive Acquisition Corporation I, a Cayman Islands exempted company (the “Company”), and Continental Stock Transfer & Trust Company, a New York limited purpose trust company (the “Trustee”), and amends that certain Investment Management Trust Agreement, effective as of March 26, 2021 (the “Trust Agreement”), by and between the Company and the Trustee. Capitalized terms used but not defined in this Amendment Agreement have the meanings assigned to such terms in the Trust Agreement.
WHEREAS, following the closing of the Company’s initial public offering of 27,500,000 units, including the subsequent partial exercise of the underwriters’ over-allotment option (the “Offering”) and concurrent sales of an aggregate of 5,000,000 private placement warrants to Disruptive Acquisition Sponsor I, LLC, (the “Private Placement Warrants”), as of May 5, 2021, a total of $275,000,000 of the net proceeds from the Offering and the sale of the Private Placement Warrants was placed in the Trust Account;
WHEREAS, Section 1(i) of the Trust Agreement provides that the Trustee is to liquidate the Trust Account and distribute the Property in the Trust Account, including interest earned on the invested funds held in the Trust Account and not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) (x) upon receipt of, and only in accordance with, the terms of a Termination Letter in a form substantially similar to that attached to the Trust Agreement as Exhibit A or Exhibit B, as applicable, or (y) the later of (1) 24 months after the closing of the Offering and (2) such later date as may be approved by the Company’s shareholders in accordance with the Company’s amended and restated memorandum and articles of association;
WHEREAS, Section 6(c) of the Trust Agreement provides that the Trust Agreement may only be amended by a writing signed by each of the Company and the Trustee with the affirmative vote of sixty-five percent (65%) of the voting power of the then-outstanding shares of the Ordinary Shares and the Company’s Class B ordinary shares; and
WHEREAS, at a meeting of the shareholders of the Company held on or about the date hereof (the “Meeting”), at least sixty-five percent (65%) of the voting power of the then-outstanding shares of the Ordinary Shares and the Company’s Class B ordinary shares have voted to approve this Amendment Agreement;
WHEREAS, at the Meeting, the shareholders of the Company also voted to approve the second amendment and restatement of the Company’s memorandum and articles of association (as so amended and restated, the “Restated Articles”); and
WHEREAS, each of the Company and the Trustee desires to amend the Trust Agreement as provided herein.
NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:
1. Amendment to the Trust Agreement. Effective as of the execution hereof, Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:
“(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with the terms of, a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, President, Executive Vice President, Vice President, Secretary or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and, in the case of Exhibit A, acknowledged and agreed to by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest income to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) the date which is (1)  months after the closing of the Offering, (2) such earlier date as determined by the board of directors of the Company, in its sole discretion, and publicly announced by the Company, or (3) such other date as may be approved by the Company’s shareholders in accordance with the Company’s amended and restated memorandum and articles of association if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest income to pay dissolution expenses), shall be distributed to the Public Shareholders of record as of such date”;
2. No Further Amendment. The parties hereto agree that except as provided in this Amendment Agreement, the Trust Agreement shall continue unmodified, in full force and effect and constitute legal and binding obligations of all parties thereto in accordance with its terms. This Amendment Agreement forms an integral and inseparable part of the Trust Agreement.
3. References.
(a) All references to the “Trust Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Trust Agreement shall refer to the Trust Agreement as amended by this Amendment Agreement. Notwithstanding the foregoing, references to the date of the Trust Agreement (as amended hereby), and references in the Trust Agreement to “the date hereof,” “the date of this Trust Agreement” and terms of similar import shall in all instances continue to refer to March 26, 2021.
(b) All references to the “amended and Restated Articles of incorporation” in the Trust Agreement (as amended by this Amendment Agreement) and terms of similar import shall mean the Restated Articles.
4. Governing Law; Jurisdiction. This Amendment Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York, State of New York, for purposes of resolving any disputes hereunder. AS TO ANY CLAIM, CROSS-CLAIM OR COUNTERCLAIM IN ANY WAY RELATING TO THIS AGREEMENT, EACH PARTY WAIVES THE RIGHT TO TRIAL BY JURY.
5. Counterparts. This Amendment Agreement may be executed in several original or facsimile counterparts, each one of which shall constitute an original, and together shall constitute but one instrument.
6. Other Miscellaneous Terms. The provisions of Sections 6(e), 6(g) and 6(i) of the Trust Agreement shall apply mutatis mutandis to this Amendment Agreement, as if set forth in full herein.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.
CONTINENTAL STOCK TRANSFER & TRUST
COMPANY, as Trustee
By:

Name:
Title:
DISRUPTIVE ACQUISITION CORPORATION I
By:

Name:
Title:

PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION
PROXY CARD FOR CLASS A ORDINARY SHARES
DISRUPTIVE ACQUISITION CORPORATION I
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON
      , 2023
The undersigned holder of Class A ordinary shares, revoking any previous proxies relating to these shares with respect to the Extension Amendment Proposal, the Trust Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal hereby acknowledges receipt of the notice and Proxy Statement, dated     , 2023, in connection with the Extraordinary General Meeting to be held at        [a.m./p.m.] Eastern Time on     , 2023 at 11501 Rock Rose Avenue, Suite 200, Austin, Texas 78758 and via the Internet at      , for the sole purpose of considering and voting upon the following proposals, and hereby appoints Alexander J. Davis as the Chairman of the Extraordinary General Meeting, and each of Alexander J. Davis (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the ordinary shares of the Company registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.
The Extraordinary General Meeting can be accessed by visiting       , where the undersigned will be able to listen to the meeting live and vote during the meeting. Please note that the undersigned will need the control number located on this proxy card to join the Extraordinary General Meeting via the virtual platform.
THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.
Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on      , 2023: This notice of extraordinary general meeting and the accompanying Proxy Statement are available at    .
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 1, PROPOSAL NO. 2, PROPOSAL NO. 3 AND PROPOSAL NO. 5				Please mark votes as indicated in this example.

Proposal No. 1 – Extension Amendment Proposal	FOR	AGAINST	ABSTAIN	Check here for address change and indicate the correct address below ☐.
Amend the Company’s amended and restated memorandum and articles of association to extend the date that the Company has to consummate a business combination from March 26, 2023 to      or such earlier time that shall be determined by the Board in their sole discretion
	☐	☐	☐
Date: , 2023

Signature

Signature (if held jointly)

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE

Proposal No. 2 – Trust Amendment Proposal	FOR	AGAINST	ABSTAIN
Amend that certain investment management trust agreement, dated March 26, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), to change the date on which Continental must commence liquidation of the trust account to the earliest of (i) the Company’s completion of a business combination, (ii)   and (iii) such earlier time that shall be determined by the Board in their sole discretion.
	☐	☐	☐
VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED SHAREHOLDER. IF YOU RETURN A SIGNED AND DATED PROXY BUT NO DIRECTION IS MADE, YOUR ORDINARY SHARES WILL BE VOTED FOR THE PROPOSALS SET FORTH ABOVE.

Proposal No. 3 – Auditor Ratification Proposal	FOR	AGAINST	ABSTAIN
Ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year 2023.	☐	☐	☐

Proposal No. 5 – Adjournment Proposal	FOR	AGAINST	ABSTAIN
Adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of other proposals.
	☐	☐	☐

PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION
PROXY CARD FOR CLASS B ORDINARY SHARES

DISRUPTIVE ACQUISITION CORPORATION I
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON
      , 2023
The undersigned holder of Class B ordinary shares, revoking any previous proxies relating to these shares with respect to the Extension Amendment Proposal, the Trust Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal and the Adjournment Proposal hereby acknowledges receipt of the notice and Proxy Statement, dated      , 2023, in connection with the Extraordinary General Meeting to be held at     [a.m./p.m.] Eastern Time on      , 2023 at 11501 Rock Rose Avenue, Suite 200, Austin, Texas 78758 and via the Internet at       , for the sole purpose of considering and voting upon the following proposals, and hereby appoints Alexander J. Davis as the Chairman of the Extraordinary General Meeting, and each of Alexander J. Davis (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the ordinary shares of the Company registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.
The Extraordinary General Meeting can be accessed by visiting        , where the undersigned will be able to listen to the meeting live and vote during the meeting. Please note that the undersigned will need the control number located on this proxy card to join the Extraordinary General Meeting via the virtual platform.
THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.
Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on      , 2023: This notice of extraordinary general meeting and the accompanying Proxy Statement are available at    .
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 1, PROPOSAL NO. 2, PROPOSAL NO. 3, PROPOSAL NO. 4 AND PROPOSAL NO. 5				Please mark votes as indicated in this example.

Proposal No. 1 – Extension Amendment Proposal	FOR	AGAINST	ABSTAIN	Check here for address change and indicate the correct address below ☐.
Amend the Company’s amended and restated memorandum and articles of association to extend the date that the Company has to consummate a business combination from March 26, 2023 to       or such earlier time that shall be determined by the Board in their sole discretion.
	☐	☐	☐
Date: , 2023

Signature

Signature (if held jointly)

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE

Proposal No. 2 – Trust Amendment Proposal	FOR	AGAINST	ABSTAIN
Amend that certain investment management trust agreement, dated March 26, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), to change the date on which Continental must commence liquidation of the trust account to the earliest of (i) the Company’s completion of a business combination, (ii)   and (iii) such earlier time that shall be determined by the Board in their sole discretion.
	☐	☐	☐
VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED SHAREHOLDER. IF YOU RETURN A SIGNED AND DATED PROXY BUT NO DIRECTION IS MADE, YOUR ORDINARY SHARES WILL BE VOTED FOR THE PROPOSALS SET FORTH ABOVE.

Proposal No. 3 – Auditor Ratification Proposal	FOR	AGAINST	ABSTAIN
Ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year 2023.	☐	☐	☐

Proposal No. 4 – Director Appointment	FOR	AGAINST	ABSTAIN
Reappoint Karen L. Finerman as a Class I Director, with such director to serve until the third annual general meeting following this Extraordinary General Meeting and until her successor is appointed and qualified.
	☐	☐	☐

Proposal No. 5 – Adjournment	FOR	AGAINST	ABSTAIN
Adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of other proposals.
	☐	☐	☐